Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

     Form 8-K

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended September 30, 2006. This document is dated November 7, 2006. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”)  and value of businesses acquired ("VOBA") and participating income from real estate ventures). Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and value of businesses acquired ("VOBA") and participating income from real estate ventures). Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION							Draft
Quarterly Financial Highlights							11/7/2006
(Dollars in Thousands)							Page 1
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
Pretax Operating Income *	2005	2005	2006	2006	2006	2005	2006

Life Marketing	$38,014	$48,174	$40,781	$51,225	$40,270	$115,487	$132,276
Acquisitions	19,510	18,593	19,906	18,958	$32,060	62,018	$70,924
Annuities	4,927	14,797	4,741	6,150	$5,351	17,136	$16,242
Stable Value Contracts	13,743	13,172	12,344	11,800	$10,429	41,626	$34,573
Asset Protection	6,102	6,335	8,738	8,904	($14,401)	18,566	$3,241
Corporate & Other	16,236	9,968	11,663	6,848	($3,929)	37,261	$14,582
Total Pretax Operating Income	$98,532	$111,039	$98,173	$103,885	$69,781	$292,094	$271,838

Balance Sheet Data

Total GAAP Assets	$28,592,528	$28,966,993	$28,952,024	$29,070,910	$38,805,973
Share Owners' Equity	$2,200,866	$2,183,660	$2,104,270	$2,043,711	$2,271,889
Share Owners' Equity (excluding accumulated other comprehensive income) **	$2,016,355	$2,078,440	$2,139,512	$2,193,035	$2,233,494

Stock Data

Closing Price	$41.18	$43.77	$49.74	$46.62	$45.75	$39.30	$45.75
Average Shares Outstanding
Basic	70,582,016	70,672,518	70,752,202	70,805,802	70,811,292	70,525,004	70,789,982
Diluted	71,350,044	71,496,555	71,559,255	71,381,677	71,355,221	71,301,335	71,431,304

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared. See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which "Share-owners' equity excluding accumulated other comprehensive income" may be compared. See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION							Draft
GAAP Consolidated Statements Of Income							11/7/2006
(Dollars in thousands)							Page 2
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2005	2005	2006	2006	2006	2005	2006
REVENUES
Gross Premiums and Policy Fees	$486,660	$515,963	$507,694	$506,211	$637,457	$1,439,817	$1,651,362
Reinsurance Ceded	(282,919)	(349,275)	(280,670)	(307,769)	(371,688)	(877,582)	(960,127)
Net Premiums and Policy Fees	203,741	166,688	227,024	198,442	265,769	562,235	691,235
Net investment income	306,885	303,290	299,065	300,734	410,746	877,212	1,010,545
RIGL - Derivatives	7,662	(6,154)	13,337	(4,799)	(55,302)	(24,727)	(46,764)
RIGL - All Other Investments	3,612	5,423	5,153	14,663	78,645	43,970	98,461
Other income	47,377	44,101	48,536	53,599	62,355	137,166	164,490
Total Revenues	569,277	513,348	593,115	562,639	762,213	1,595,856	1,917,967

BENEFITS & EXPENSES
Benefits and settlement expenses	333,365	327,932	349,608	335,937	488,948	925,435	1,174,493
Amortization of deferred policy acquisition costs and value of businesses acquired	57,950	14,435	50,031	34,153	67,199	184,068	151,383
Other operating expenses	55,513	51,805	67,188	74,807	97,711	171,880	239,706
Interest on indebtedness	15,582	14,342	15,631	15,056	20,457	42,294	51,144
Total Benefits and Expenses	462,410	408,514	482,458	459,953	674,315	1,323,677	1,616,726

INCOME BEFORE INCOME TAX	106,867	104,834	110,657	102,686	87,898	272,179	301,241
Income tax expense	36,976	36,272	38,520	35,745	30,597	94,174	104,862
Change in Acct Principle	0	0	0	0	0	0	0
NET INCOME	$69,891	$68,562	$72,137	$66,941	$57,301	$178,005	$196,379

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.90	$1.02	$0.90	$0.95	$0.63
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.05	(0.07)	0.11	(0.05)	(0.49)
RIGL - All Other Investments, net of participating income	0.03	0.01	0.00	0.04	0.66
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.98	$0.96	$1.01	$0.94	$0.80
Average shares outstanding-diluted	71,350,044	71,496,555	71,559,255	71,381,677	71,355,221
Dividends paid	$0.195	$0.195	$0.195	$0.215	$0.215

PER SHARE DATA FOR YTD
Operating income-diluted *	$2.68	$3.70	$0.90	$1.85	$2.48	$2.68	$2.48
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.31)	(0.38)	0.11	0.06	(0.43)	(0.31)	(0.43)
RIGL - All Other Investments, net of participating income	0.13	0.14	0.00	0.04	0.70	0.13	0.70
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$2.50	$3.46	$1.01	$1.95	$2.75	$2.50	$2.75
Average shares outstanding-diluted	71,301,335	71,350,541	71,559,255	71,469,976	71,431,304	71,301,335	71,431,304
Dividends paid	$0.565	$0.760	$0.195	$0.410	$0.625	$0.565	$0.625

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					11/7/2006
(Dollars in thousands)					Page 3
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2005	2005	2006	2006	2006
ASSETS
Fixed maturities	$15,824,420	$15,472,386	$14,965,927	$14,901,325	$21,146,307
Equity securities	115,570	121,012	123,536	121,215	124,495
Mortgage loans	3,101,823	3,287,745	3,411,337	3,537,842	3,650,356
Investment real estate	92,340	72,932	63,858	57,059	52,263
Policy loans	463,514	458,825	456,147	454,225	835,817
Other long-term investments	286,497	279,676	269,345	290,427	290,304
Long-term investments	19,884,164	19,692,576	19,290,150	19,362,093	26,099,542
Short-term investments	606,165	776,139	833,567	734,021	1,377,210
Total investments	20,490,329	20,468,715	20,123,717	20,096,114	27,476,752
Cash	63,565	83,670	37,118	35,718	39,285
Accrued investment income	201,037	189,038	198,708	204,572	266,688
Accounts and premiums receivable	58,883	82,080	59,236	114,514	130,427
Reinsurance receivable	2,862,674	3,020,685	3,146,444	3,212,207	4,541,415
Deferred policy acquisition costs and value of businesses acquired	2,032,784	2,171,988	2,332,639	2,475,843	3,099,726
Goodwill	49,423	49,423	49,423	49,423	68,472
Property and equipment, net	47,304	47,010	45,941	44,897	44,569
Other assets	140,375	140,124	144,855	151,499	248,197
Income Tax Receivable	52,923	85,807	96,443	19,577	0
Assets Related to Separate Accounts
Variable Annuity	2,352,287	2,377,124	2,447,968	2,391,285	2,604,488
Variable Universal Life	240,944	251,329	269,532	275,261	285,954
Other	0	0	0	0	0

TOTAL ASSETS	$28,592,528	$28,966,993	$28,952,024	$29,070,910	$38,805,973

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					11/7/2006
(Dollars in thousands)					Page 4
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2005	2005	2006	2006	2006
LIABILITIES AND SHARE-OWNERS' EQUITY

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$10,797,527	$11,155,074	$11,447,516	$11,681,465	$14,761,428
Unearned premiums	671,971	740,071	767,074	814,739	906,542
Stable value product deposits	5,900,740	6,057,721	5,873,092	5,764,856	5,515,633
Annuity deposits	3,430,038	3,388,005	3,330,897	3,328,479	8,943,078
Other policyholders' funds	149,838	147,921	147,470	144,951	340,756
Securities sold under repurchase agreements	142,850	0	0	0	0
Other liabilities	1,043,260	954,716	881,146	923,900	1,110,058
Accrued income taxes	0	0	0	(2,004)	99,428
Deferred income taxes	287,976	317,317	280,219	240,774	271,894
Non-recourse funding obligations	100,000	125,000	150,000	200,000	250,000
Debt	471,808	482,532	473,032	489,532	471,132
Liabilities related to variable interest entities	464,747	448,093	442,383	435,980	435,756
Subordinated debt securities	324,743	324,743	324,743	324,743	524,743
Minority interest - subsidiaries	12,933	13,687	12,682	13,238	13,194
Liabilities related to separate accounts
Variable annuity	2,352,287	2,377,124	2,447,968	2,391,285	2,604,488
Variable universal life	240,944	251,329	269,532	275,261	285,954
Other	0	0	0	0	0
Total Liabilities	26,391,662	26,783,333	26,847,754	27,027,199	36,534,084

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	433,363	440,475	441,964	443,462	441,589
Treasury stock	(12,768)	(12,765)	(12,079)	(11,968)	(11,906)
Unallocated ESOP shares	(1,610)	(1,610)	(1,231)	(1,231)	(1,231)
Retained earnings	1,560,744	1,615,714	1,674,232	1,726,146	1,768,416
Accumulated other comprehensive income	184,511	105,220	(35,242)	(149,324)	38,395

Total Share-owners' Equity	2,200,866	2,183,660	2,104,270	2,043,711	2,271,889

TOTAL LIABILITIES AND EQUITY	$28,592,528	$28,966,993	$28,952,024	$29,070,910	$38,805,973

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$31.58	$31.33	$30.11	$29.23	$32.49
Accumulated other comprehensive income	2.65	1.51	(0.50)	(2.14)	0.55
Excluding accumulated other comprehensive income *	$28.93	$29.82	$30.61	$31.37	$31.94

Total Share-owners' Equity	$2,200,866	$2,183,660	$2,104,270	$2,043,711	$2,271,889
Accumulated other comprehensive income	184,511	105,220	(35,242)	(149,324)	38,395
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,016,355	$2,078,440	$2,139,512	$2,193,035	$2,233,494

Common shares outstanding	69,692,925	69,694,049	69,885,344	69,916,577	69,934,277
Treasury Stock shares	3,559,035	3,557,911	3,366,616	3,335,383	3,317,683

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which "Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION							Draft
Calculation of Operating Earnings Per Share							11/7/2006
(Dollars in thousands)							Page 5
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2005	2005	2006	2006	2006	2005	2006

CALCULATION OF NET INCOME PER SHARE

Net income	$69,891	$68,562	$72,137	$66,941	$57,301	$178,005	$196,379

Average shares outstanding-basic	70,582,016	70,672,518	70,752,202	70,805,802	70,811,292	70,525,004	70,789,982
Average shares outstanding-diluted	71,350,044	71,496,555	71,559,255	71,381,677	71,355,221	71,301,335	71,431,304

Net income per share-basic	$0.99	$0.97	$1.02	$0.94	$0.81	$2.52	$2.77
Net income per share-diluted	$0.98	$0.96	$1.01	$0.94	$0.80	$2.50	$2.75

Income from continuing operations	$69,891	$68,562	$72,137	$66,941	$57,301	$178,005	$196,379

EPS (basic)	$0.99	$0.97	$1.02	$0.94	$0.81	$2.52	$2.77
EPS (diluted)	$0.98	$0.96	$1.01	$0.94	$0.80	$2.50	$2.75

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$7,662	$(6,154)	$13,337	$(4,799)	$(55,302)	$(24,727)	$(46,764)
Derivative Gains related to Corporate Debt and Investments	(2,777)	(1,972)	(1,331)	(674)	(654)	(9,421)	(2,659)
Derivative Gains related to Annuities	0	351	651	(672)	1,808	0	1,787
RIGL - All Other Investments, net of participating income	3,612	2,622	(173)	6,495	78,645	38,087	84,967
Related amortization of DAC & VOBA	(162)	(1,052)	0	(1,549)	(6,379)	(23,854)	(7,928)
	8,335	(6,205)	12,484	(1,199)	18,118	(19,915)	29,403
Tax effect	(2,918)	2,172	(4,369)	419	(6,341)	6,970	(10,291)
	$5,417	$(4,033)	$8,115	$(780)	$11,777	$(12,945)	$19,112

RIGL - Derivatives per share-diluted	$0.05	$(0.07)	$0.11	$(0.05)	$(0.49)	$(0.31)	$(0.43)
RIGL - All Other Investments per share-diluted	$0.05	$0.03	$-	$0.04	$0.66	$0.18	$0.70

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.98	$0.96	$1.01	$0.94	$0.80	$2.50	$2.75
RIGL - Derivatives per share-diluted	0.05	(0.07)	0.11	(0.05)	(0.49)	(0.31)	(0.43)
RIGL - All Other Investments, net of participating income per share-diluted	0.03	0.01	0.00	0.04	0.66	0.13	0.70
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.90	$1.02	$0.90	$0.95	$0.63	$2.68	$2.48

NET OPERATING INCOME *

Net income	$69,891	$68,562	$72,137	$66,941	$57,301	$178,005	$196,379
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	3,175	(5,054)	8,227	(3,994)	(35,197)	(22,196)	(30,964)
RIGL - All Other Investments net of tax, amortization, and participating income	2,242	1,021	(113)	3,216	46,972	9,251	50,075
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$64,474	$72,595	$64,023	$67,719	$45,526	$190,950	$177,268

PRETAX OPERATING INCOME **

Income before income tax	$106,867	$104,834	$110,657	$102,686	$87,898	$272,179	$301,241
RIGL - Derivatives	7,662	(6,154)	13,337	(4,799)	(55,302)	(24,727)	(46,764)
Derivative gains related to corporate debt, investments & annuities	(2,777)	(1,621)	(680)	(1,346)	1,154	(9,421)	(872)
RIGL - All Other Investments, net of participating income	3,612	2,622	(173)	6,495	78,645	38,087	84,967
Related amortization of DAC & VOBA	(162)	(1,052)	0	(1,549)	(6,379)	(23,854)	(7,928)
Pretax operating income	$98,532	$111,039	$98,173	$103,885	$69,780	$292,094	$271,838

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
Invested Asset Summary					11/7/2006
(Dollars in millions)					Page 6
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2005	2005	2006	2006	2006
Total Portfolio

Fixed Income	$15,824.4	$15,472.4	$14,965.9	$14,901.3	$21,146.3
Mortgage Loans	3,101.8	3,287.7	3,411.3	3,537.8	3,650.4
Real Estate	92.3	72.9	63.9	57.1	52.3
Equities	115.6	121.0	123.5	121.2	124.5
Policy Loans	463.5	458.8	456.1	454.2	835.8
Short Term Investments	606.2	776.1	833.6	734.0	1,377.2
Other Long Term Investments	286.5	279.7	269.3	290.4	290.3
Total Invested Assets	$20,490.3	$20,468.7	$20,123.7	$20,096.1	$27,476.8

Fixed Income

Corporate Bonds	$7,489.8	$6,821.4	$7,054.1	$6,571.3	$10,247.2
Mortgage Backed Securities	6,348.2	6,050.8	6,050.9	5,900.0	8,299.4
US Govt Bonds	88.3	843.0	199.7	908.4	654.4
Public Utilities	1,844.4	1,704.3	1,615.9	1,477.2	1,821.0
States, Municipals and Political Subdivisions	50.9	50.2	45.0	44.1	124.0
Preferred Securities	2.6	2.5	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$15,824.4	$15,472.4	$14,965.9	$14,901.3	$21,146.3

Fixed Income - Quality

AAA	40.9%	44.7%	41.9%	46.0%	44.8%
AA	4.4%	3.6%	3.6%	3.4%	6.6%
A	17.0%	15.0%	16.7%	16.2%	18.5%
BBB	30.5%	29.6%	30.3%	29.6%	28.1%
BB or Less	7.2%	7.1%	7.5%	4.8%	2.0%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%
Mortgage Loans - Type

Retail	68.6%	68.3%	68.2%	68.1%	68.1%
Apartments	12.3%	11.9%	10.9%	10.6%	10.6%
Office Buildings	9.8%	10.3%	10.7%	11.2%	11.7%
Warehouses	8.2%	8.1%	8.0%	7.8%	7.2%
Miscellaneous	1.1%	1.4%	2.2%	2.3%	2.4%
	100.0%	100.0%	100.0%	100.0%	100.0%
Problem Mortgage Loans

60 Days Past Due	$1.9	$3.1	$0.0	$0.0	$0.0
90 Days Past Due	5.4	5.1	5.4	3.1	6.6
Renegotiated Loans	5.5	5.6	5.6	0.2	0.2
Foreclosed Real Estate	5.0	8.4	1.6	5.1	5.1
	$17.8	$22.2	$12.6	$8.3	$11.8

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends							11/7/2006
(Dollars in thousands)							Page 7
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2005	2005	2006	2006	2006	2005	2006
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$297,098	$329,423	$325,364	$325,496	$327,355	$861,200	$978,215
Reinsurance Ceded	(204,572)	(261,769)	(208,631)	(237,148)	(206,269)	(640,286)	(652,048)
Net Premiums and Policy Fees	92,526	67,654	116,733	88,348	121,086	220,914	326,167
Net investment income	66,847	71,318	72,853	75,474	80,444	190,541	228,771
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	27,577	27,962	29,339	32,735	32,278	83,240	94,352
Total Revenues	186,950	166,934	218,925	196,557	233,808	494,695	649,290

BENEFITS & EXPENSES
Benefits and settlement expenses	112,119	117,552	135,899	122,432	147,213	274,896	405,544
Amortization of deferred policy acquisition costs and value of businesses acquired	23,831	(7,383)	19,466	1,636	21,689	63,071	42,791
Other operating expenses	12,986	8,591	22,779	21,264	24,636	41,241	68,679
Total Benefits and Expenses	148,936	118,760	178,144	145,332	193,538	379,208	517,014

INCOME BEFORE INCOME TAX	$38,014	$48,174	$40,781	$51,225	$40,270	$115,487	$132,276

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$64,265	$65,134	$62,986	$63,203	$188,491	$195,869	$314,680
Reinsurance Ceded	(17,668)	(19,245)	(16,642)	(16,617)	(112,636)	(54,954)	(145,895)
Net Premiums and Policy Fees	46,597	45,889	46,344	46,586	75,855	140,915	168,785
Net investment income	55,366	55,022	54,490	53,626	152,834	168,179	260,950
RIGL - Derivatives	0	0	0	0	(58,544)	0	(58,544)
RIGL - All Other Investments	0	0	0	0	74,628	0	74,628
Other income	251	540	617	293	4,774	1,065	5,684
Total Revenues	102,214	101,451	101,451	100,505	249,547	310,159	451,503

BENEFITS & EXPENSES
Benefits and settlement expenses	69,312	69,131	67,454	66,984	178,946	204,495	313,384
Amortization of deferred policy acquisition costs and value of businesses acquired	6,197	6,619	6,335	6,809	15,142	20,453	28,286
Other operating expenses	7,195	7,108	7,756	7,754	12,501	23,193	28,011
Total Benefits and Expenses	82,704	82,858	81,545	81,547	206,589	248,141	369,681

INCOME BEFORE INCOME TAX	19,510	18,593	19,906	18,958	42,958	62,018	81,822

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	0	0	0	0	(58,544)	0	(58,544)
Less: RIGL - All Other Investments	0	0	0	0	74,628	0	74,628
Add back: Related amortization of deferred policy acquisition costs	0	0	0	0	5,186	0	5,186

PRETAX OPERATING INCOME	$19,510	$18,593	$19,906	$18,958	$32,060	$62,018	$70,924

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Annuities Data							11/7/2006
(Dollars in thousands)							Page 8
(Unaudited)
	2005	2005	2006	2006	2006	9 MOS	9 MOS
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2005	2006
LIFE MARKETING

SALES BY PRODUCT
Term	$27,975	$34,538	$37,476	$35,733	$39,552	$89,344	$112,761
U/L	50,308	40,674	31,488	16,109	13,028	124,694	60,625
VUL	1,698	1,432	1,285	1,628	1,697	4,033	4,610
Total	$79,981	$76,644	$70,249	$53,470	$54,277	$218,071	$177,996

SALES BY DISTRIBUTION
Brokerage general agents	$36,072	$38,836	$38,179	$32,644	$33,733	$101,739	$104,556
Independent agents	21,788	17,652	13,800	9,216	7,814	57,912	30,830
Stockbrokers/banks	19,741	15,663	13,567	8,082	7,116	50,304	28,765
Direct Response & BOLI	2,380	4,493	4,703	3,528	5,614	8,116	13,845
Total	$79,981	$76,644	$70,249	$53,470	$54,277	$218,071	$177,996

ANNUITIES

SALES
Variable Annuity	$74,659	$70,220	$73,731	$81,206	$76,299	$241,991	$231,236
Immediate Annuity	25,606	32,653	45,045	49,113	59,292	79,276	153,450
Single Premium Deferred Annuity					151,172	0	151,172
Market Value Adjusted Annuity	23,032	31,644	28,373	58,464	112,511	82,580	199,348
Equity Indexed Annuity	21,188	20,506	18,672	29,002	16,975	28,379	64,649
Total	$144,485	$155,023	$165,821	$217,785	$416,249	$432,226	$799,855

PRETAX OPERATING INCOME
Variable Annuity	$3,555	$14,440	$5,280	$5,425	$3,484	$11,564	$14,189
Fixed Annuity	1,372	357	(539)	725	1,867	5,572	2,054
Total	$4,927	$14,797	$4,741	$6,150	$5,351	$17,136	$16,243

DEPOSIT BALANCE
VA Fixed Annuity	$232,578	$226,437	$223,265	$218,951	$209,135
VA Separate Account Annuity	2,280,264	2,310,117	2,382,736	2,331,932	2,424,837
Sub-total	2,512,842	2,536,554	2,606,001	2,550,883	2,633,972
Fixed Annuity	3,217,052	3,207,784	3,201,516	3,256,655	3,521,417
Total	$5,729,894	$5,744,338	$5,807,517	$5,807,538	$6,155,389

PROTECTIVE LIFE CORPORATION							Draft
Annuities, Stable Value Contracts, and Asset Protection							11/7/2006
Quarterly Earnings Trends (Dollars in thousands)							Page 9
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2005	2005	2006	2006	2006	2005	2006
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$8,057	$8,047	$8,144	$8,000	$7,794	$23,763	$23,938
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	8,057	8,047	8,144	8,000	7,794	23,763	23,938
Net investment income	54,008	53,756	53,494	54,865	56,475	164,944	164,834
RIGL - Derivatives	163	(352)	(651)	672	(1,808)	1	(1,787)
RIGL - All Other Investments	70	1,812	(90)	1,598	3,412	29,168	4,920
Other income	2,133	1,649	2,899	2,343	2,469	6,123	7,711
Total Revenues	64,431	64,912	63,796	67,478	68,342	223,999	199,616

BENEFITS & EXPENSES
Benefits and settlement expenses	44,596	46,428	47,313	46,883	48,233	141,363	142,429
Amortization of deferred policy acquisition costs and value of businesses acquired	7,663	(3,242)	5,126	7,383	7,778	40,754	20,287
Other operating expenses	7,174	6,170	6,706	7,013	4,761	19,431	18,480
Total Benefits and Expenses	59,433	49,356	59,145	61,279	60,772	201,548	181,196

INCOME BEFORE INCOME TAX	4,998	15,556	4,651	6,199	7,570	22,451	18,420

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	163	(352)	(651)	672	(1,808)	1	(1,787)
Add back: Derivative gains related to equity indexed annuities	0	(351)	(651)	672	(1,808)	0	(1,787)
Less: RIGL - All Other Investments	70	1,812	(90)	1,598	3,412	29,168	4,920
Add back: Related amortization of deferred policy acquisition costs	162	1,052	0	1,549	1,193	23,854	2,742

PRETAX OPERATING INCOME	$4,927	$14,797	$4,741	$6,150	$5,351	$17,136	$16,242

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	79,118	81,641	82,233	82,350	80,734	229,074	245,317
RIGL - Derivatives	416	(147)	312	98	(13)	398	397
RIGL - All Other Investments	884	(19,922)	(5,166)	612	4,534	3,606	(20)
Other income	0	0	0	0	0	0	0
Total Revenues	80,418	61,572	77,379	83,060	85,255	233,078	245,694

BENEFITS & EXPENSES
Benefits and settlement expenses	62,747	66,134	67,463	68,415	68,154	180,000	204,032
Amortization of deferred policy acquisition costs and value of businesses acquired	1,240	1,249	1,229	1,136	1,064	3,445	3,429
Other operating expenses	1,388	1,086	1,197	999	1,087	4,003	3,283
Total Benefits and Expenses	65,375	68,469	69,889	70,550	70,305	187,448	210,744

INCOME BEFORE INCOME TAX	15,043	(6,897)	7,490	12,510	14,950	45,630	34,950

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	416	(147)	312	98	(13)	398	397
Less: RIGL-All Other Investments	884	(19,922)	(5,166)	612	4,534	3,606	(20)

PRETAX OPERATING INCOME	$13,743	$13,172	$12,344	$11,800	$10,429	$41,626	$34,573

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$106,685	$102,997	$100,690	$100,203	$104,564	$326,906	$305,457
Reinsurance Ceded	(60,661)	(68,234)	(55,393)	(53,997)	(52,775)	(182,196)	(162,165)
Net Premiums and Policy Fees	46,024	34,763	45,297	46,206	51,789	144,710	143,292
Net investment income	8,075	8,112	7,808	8,076	8,649	24,277	24,533
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	13,624	10,475	12,044	16,021	20,597	35,761	48,662
Total Revenues	67,723	53,350	65,149	70,303	81,035	204,748	216,487

BENEFITS & EXPENSES
Benefits and settlement expenses	27,560	17,537	22,209	22,870	26,137	83,940	71,216
Amortization of deferred policy acquisition costs and value of businesses acquired	18,052	16,207	16,920	16,321	20,713	53,267	53,954
Other operating expenses	16,009	13,271	17,282	22,208	48,586	48,975	88,076
Total Benefits and Expenses	61,621	47,015	56,411	61,399	95,436	186,182	213,246

INCOME BEFORE INCOME TAX	$6,102	$6,335	$8,738	$8,904	$(14,401)	$18,566	$3,241

PROTECTIVE LIFE CORPORATION							Draft
Stable Value Contracts and Asset Protection Data							11/7/2006
(Dollars in thousands)							Page 10
(Unaudited)
	2005	2005	2006	2006	2006	9 MOS	9 MOS
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2005	2006
STABLE VALUE CONTRACTS

SALES
GIC	$20,500	$46,800	$46,200	$111,400	$107,500	$49,550	$265,100
GFA - Direct Institutional	0	100,000	0	0	0	0	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	300,000	35,000	0	0	0	1,000,000	0
GFA - Registered - Retail	20,790	31,501	40,841	13,078	54,743	149,430	108,662
Total	$341,290	$213,301	$87,041	$124,478	$162,243	$1,198,980	$373,762

DEPOSIT BALANCE
Quarter End Balance	$5,900,740	$6,057,721	$5,873,092	$5,764,856	$5,515,633	$5,900,740	$5,515,633
Average Daily Balance	$5,973,325	$5,985,502	$5,976,606	$5,853,111	$5,662,236	$5,834,429	$5,829,589

OPERATING SPREAD	0.94%	0.90%	0.84%	0.82%	0.75%	0.98%	0.81%

	2005	2005	2006	2006	2006	9 MOS	9 MOS
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2005	2006
ASSET PROTECTION

SALES
Credit	$56,749	$50,602	$31,847	$39,952	$41,488	$158,276	$113,287
Service Contracts	65,301	53,780	53,717	73,347	79,183	174,876	206,247
Other	14,812	13,776	16,921	22,900	35,792	37,454	75,613
Total	$136,862	$118,158	$102,485	$136,199	$156,463	$370,606	$395,147

PROTECTIVE LIFE CORPORATION							Draft
Corporate & Other Segment - Quarterly Earnings Trends							11/7/2006
(Dollars in thousands)							Page 11
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2005	2005	2006	2006	2006	2005	2006

REVENUES
Gross Premiums and Policy Fees	$10,555	$10,362	$10,510	$9,309	$9,253	$32,079	$29,072
Reinsurance Ceded	(18)	(27)	(4)	(7)	(8)	(146)	(19)
Net Premiums and Policy Fees	10,537	10,335	10,506	9,302	9,245	31,933	29,053
Net investment income	43,471	33,441	28,187	26,343	31,610	100,197	86,140
RIGL - Derivatives	7,083	(5,655)	13,676	(5,569)	5,063	(25,126)	13,170
RIGL - All Other Investments	2,658	23,533	10,409	12,453	(3,929)	11,196	18,933
Other income	3,792	3,475	3,637	2,207	2,237	10,977	8,081
Total Revenues	67,541	65,129	66,415	44,736	44,226	129,177	155,377

BENEFITS & EXPENSES
Benefits and settlement expenses	17,031	11,150	9,270	8,353	20,265	40,741	37,888
Amortization of deferred policy acquisition costs and value of businesses acquired	967	985	955	868	813	3,078	2,636
Other operating expenses	26,343	29,921	27,099	30,625	26,597	77,331	84,321
Total Benefits and Expenses	44,341	42,056	37,324	39,846	47,675	121,150	124,845

INCOME BEFORE INCOME TAX	23,200	23,073	29,091	4,890	(3,449)	8,027	30,532

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	7,083	(5,655)	13,676	(5,569)	5,063	(25,126)	13,170
Less: RIGL-All Other Investments, net of participating income	2,658	20,732	5,083	4,285	(3,929)	5,313	5,439
Add back: Derivative gains related to corporate debt and investments	2,777	1,972	1,331	674	654	9,421	2,659

PRETAX OPERATING INCOME	$16,236	$9,968	$11,663	$6,848	$(3,929)	$37,261	$14,582